___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2011

MED EX DIRECT, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-107179 & 000-51210	980380519
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

8001 West 26th Avenue, Suite 108 Hialeah, Florida	33016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 576-7555

Vican Resources, Inc.

6600 Decarie Blvd., Suite 220

Montreal, Quebec H3X 2K4

______________________________________________________________________________________________________________________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On December 20, 2011, Vican Resources, Inc. (hereafter, “Company”) entered into an agreement to acquire all of the assets of Med Ex Direct, Inc., a Florida corporation (hereafter, “MedEx”), in exchange for 8,750,000 shares of Series B Preferred Stock of the Company (such transaction is hereafter referred to as the “Acquisition”). MedEx provides management services in respect of the distribution of diabetic supplies, principally to Hispanic patients. Each share of Series B Preferred Stock is entitled to share ratably in all dividends and distributions to holders of Common Stock, and is further entitled to twenty (20) votes per share and is able to be voted together with votes of the Company’s Common Stock in respect of all matters to which Common Stock may be voted. In addition, shares of Series B Preferred Stock will automatically convert into shares of Common Stock, on a one-to-one basis, upon approval of a 500-1 reverse stock split of the Company’s Common Stock (hereafter, “Reverse-Split”) now pending with the Financial Industry Regulatory Authority (“FINRA”).

Also on December 20, 2011, the Company converted a certain promissory note, in the original principal amount of $700,000 held by Cumbria Capital, L.P. (“Cumbria”), into 600,000 shares of Series C Preferred Stock. Each share of Series C Preferred Stock is entitled to share ratably in all dividends and distributions to holders of Common Stock, and is further entitled to one (1) vote per share and is able to be voted together with votes of the Company’s Common Stock in respect of all matters to which Common Stock may be voted. In addition, shares of Series C Preferred Stock will automatically convert into shares of Common Stock, on a one-to-one basis, upon FINRA approval of the Reverse-Split. Cumbria is a Texas limited partnership owned and controlled by Cyrus Boga, a member of the Company’s Board of Directors.

Also on December 20, 2011, Cumbria sold 100,000 shares of Series A Preferred Stock of the Company (the “Series A Preferred Stock”) to the Company in exchange for a convertible promissory note in the principal amount of $400,000, bearing interest at 8% per annum (“Note”). The Series A Preferred Stock carries no dividend, distribution, or liquidation rights, and is not convertible into common stock, but carries 10,000 votes per share and is entitled to vote with the Company’s common stockholders on all matters upon which common stockholders may vote. However, as a result of the purchase by the Company, the Series A Preferred Stock is not considered outstanding unless an event of default occurs as set forth in the Note. If an event of default were to occur, Cumbria would be entitled to take possession of the Series A Preferred Stock and would unilaterally be able to determine the election of the Board and other substantive matters requiring approval of the Company’s stockholders.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 20, 2011, the Company completed the Acquisition as described in Item 1.01 above.

Also on December 20, 2001, 6961916 CANADA INC. (hereafter, “696”), a corporation owned and controlled by Lorne Kalisky, the former Chief Executive Officer and controlling shareholder of the Company, exercised its option (the “Option”) to acquire all of the shares of Vican Trading, Inc. held by the Company (hereafter, the “Spin-Off”). The Option was granted on October 12, 2011 and was included as an exhibit to the Company’s Current Report on Form 8-K filed on October 13, 2011. As payment of the exercise price of the Option and pursuant to the terms thereof, 696 agreed to cancel all shares of Common Stock, Series B Preferred Stock, and Series C Preferred Stock held by 696.

Item 3.02 Unregistered Sales of Equity Securities

On December 20, 2011, the Company issued 8,750,000 shares of Series B Preferred Stock to MedEx in connection with the Acquisition described in Item 1.01 above. MedEx is managed and directed by persons who have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of receiving the Series B Preferred Stock. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The Company believes that the issuance of the Series B Preferred Stock in connection with the Acquisition was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

On December 20, 2011, the Company issued 600,000 shares of Series C Preferred Stock in connection with the conversion of a certain promissory note held by Cumbria as described in Item 1.01 above. Cumbria is an “accredited investor” as such term is defined pursuant to Rule 501 of Regulation D. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The Company believes that the issuance of the Series C Preferred Stock to Cumbria was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

Item 3.03 Material Modification to Rights of Security Holders

In connection with the exercise of the Option and the Spin-Off described in Item 1.01 above, on December 20, 2011, the Company canceled 5,800,000 shares of Series C Preferred Stock, 325,000 shares of Series B Preferred Stock, and 25,000,000 (pre-Reverse Split) shares of Common Stock. The Series C Preferred Stock was originally issued on October 12, 2011 and the shares of Series B Preferred Stock and Common Stock were originally issued on May 26, 2011.

As a result of the share cancellations described in the preceding paragraph and the issuances described in Item 1.01 above, following FINRA’s approval of the Reverse Split, the Company will have 11,729,680 shares of Common Stock outstanding.

Item 5.01 Changes in Control of Registrant

On December 19, 2011, pursuant to a Security Agreement entered into between Cumbria and 696 on October 12, 2011, Cumbria foreclosed upon and retook possession of 100,000 shares of Series A Preferred Stock and resold the Series A Preferred Stock to the Company as described in Item 1.01 above. Following the foreclosure and resale, neither 696 nor Cumbria were, individually or collectively, a controlling shareholder of the Company.

As of December 20, 2011, in connection with the Acquisition described in Item 1.01 above, MedEx holds a controlling beneficial interest in the Company and, unless an event of default occurs in respect of the Note issued to Cumbria as described in Item 1.01 above, may unilaterally determine the election of the Board and other substantive matters requiring approval of the Company’s stockholders.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 20, 2011, Lorne Kalisky and Corey Safran resigned from the Board and as officers of the Company. Mr. Kalisky was appointed to the Board and as Chief Executive Officer and President on May 31, 2011. Mr. Safran was appointed as Secretary of the Company on May 31, 2011 and as a member of the Board on October 12, 2011.

Also on December 20, 2011, Juan Carlos Ley, Kristina Hammonds, and Kenneth Denos were appointed to the Board. Mr. Ley was also appointed as the Company’s President, Chief Executive Officer, and Secretary. A summary of the background and business experience of each of Messrs. Ley and Denos is as follows:

Juan Carlos Ley. Mr. Ley, age 42, is the Chief Executive Officer of the Company and a member of the Board of Directors. As a Hispanic born, first-generation American, Mr. Ley has a full understanding of the Company’s niche market focus. He is fluent in Spanish, both verbally as well as in written form because it is his first language. As with many first generation born Hispanic Americans, education was of primary importance to his family. Mr. Ley’s primary education was fostered in highly competitive private schools and was graduated with a Bachelor of Science degree from Cornell University, an Ivy League institution. His academic concentration was Finance and Marketing while complementing his education with independent studies at Cornell's School of Agriculture in Financial Management, Food Industry Management, and Food Merchandising. Mr. Ley possesses an entrepreneurial spirit and in the last five years has been involved in several start-up companies. In March of 2001 Mr. Ley co-founded a consumer packaged goods company by the name of FB Foods, Inc. The Funny Meals product line consists of eight varieties of refrigerated pre-packaged meals, providing parents and children with a healthier alternative to the “Lunchables” brand of products. Funny Meals have been sold in over 14,000 grocery stores throughout the U.S. by retailers such as Wal-Mart, Safeway, Publix, Kroger's, Stop and Shop, Winco, Albertson's, Ralph's, Fred Meyer's, Wegman's, etc. Mr. Ley's responsibilities included, but were not limited to managing the day to day operations of the business. Mr. Ley was also profoundly involved with the R & D of new products and product lines, increasing production efficiencies, maximizing marginal contributions, financial planning and managing relationships with co-packers and third party service providers on a daily basis. In July 2006, Mr. Ley founded Smart Choice Real Estate, as well as opened a branch of Lionhead Mortgage in Boulder, CO. Due to the downturn in the real estate market he decided to move back to Miami to be closer to his family. In May 2008 he began working on the Med Ex Direct concept to service Hispanics with their medical needs. In March 2009, Mr. Ley joined Xynergy Holdings, Inc as the Chief Executive Officer. During his tenure with this start-up, research and development company, he worked on the design of an energy efficient fuel cell for motor vehicles. In February of 2010 Mr. Ley joined Med Ex Direct, Inc as its Executive Vice President. In this role he focused on inventory management and logistics. As a founder of the Company he is intimately involved in the day-to-day functions and has a passion for the Company’s market focus.

Kristina Hammonds. Ms. Hammonds, age 41, has been with MedEx as its Vice President of Operations since March 2010. She has over 19 years experience in the direct response industry and has extensive sales, inventory management, and operational cost control management skills. Prior to joining the Company, in September 2007 she was appointed Vice President of Operations for Dynamic Response Group. From early 1997 until September 2007 she held the position of Vice President of Marketing and Operations with Thane International, a multi-national direct response company. Ms. Hammonds was instrumental in the success of several multi-million dollar customer projects such as Riddex, BioSlim, Ab Doer and Flavorwave. She also brings inbound and outbound telemarketing sales experience, having held management positions for both existing and start up call centers.

Kenneth Denos. Mr. Denos, age 43, is a member of the Board of Directors, the Secretary, and the Chief Compliance Officer for Equus Total Return, Inc. (“Equus”), a closed-end fund traded on the New York Stock Exchange. He has served as a member of the Equus Board since July 2008, as its Secretary since June 2010, and as Chief Compliance Officer since July 2011. From August 2007 until June 2009, he was the Chief Executive Officer and President of Equus, and from June 2005 to August 2007, he was the Executive Vice President of Equus. Mr. Denos is presently the Chairman and CEO of the Acadia Group, Inc., an international corporate finance and investment firm, having served in this capacity since March 2009. Mr. Denos is also the Deputy Chairman of London Pacific & Partners, Inc., a London-based advisory and investment firm which specializes in the healthcare, hospitality, and natural resources industries. From January 2004 until October 2005, he was a member of the Board of Directors of Healthcare Enterprise Group plc, a London-based healthcare distribution firm. From May 2007 until October 2009, Mr. Denos served as the Chief Executive Officer of MCC Global N.V., an Amsterdam-based business advisory firm. Since March, 2004, he has been a director of Secure Netwerks, Inc., a computer hardware reseller and a filer of reports pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934. From May 200 to August 2007, he was the Chairman and CEO of SportsNuts, Inc., a sports event management company and a filer of reports pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934. In addition to a Bachelor of Science degree in Business Finance and Political Science, he holds a Master of Business Administration and a Juris Doctor from the University of Utah.

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 Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 20, 2011, the Company amended and restated its Articles of Incorporation providing for a change in the Company’s name from “Vican Resources, Inc.” to “Med Ex Direct, Inc.” The amended and restated Articles of Incorporation of the Company are attached as an Exhibit to this Current Report.

On December 20, 2011, the Company amended and restated its Bylaws, providing for a change in the Company’s name from “Vican Resources, Inc.” to “Med Ex Direct, Inc.” The amended and restated Bylaws of the Company are attached as an Exhibit to this Current Report.

On December 20, 2011, the Board approved the amendment and restatement of the Certificate of Designation to the Company’s Articles of Incorporation in respect of its Series B Preferred Stock, to provide for the rights, preferences, and privileges as described in Item 1.01 above. The original Certificate of Designation in respect of the Series B Preferred Stock was filed with the State of Nevada on April 28, 2011. The amended and restated Certificate of Designation is attached as an exhibit to this Current Report.

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 19, 2011, holders of a majority of the voting rights of the Company’s capital stock approved the amendment and restatement of the Company’s Articles of Incorporation as described in Item 5.03 above.

On December 19, 2011, holders of a majority of the voting rights of the Company’s capital stock approved an amendment to a previous approval, made on August 3, 2011, to effect the Reverse-Split. The amendment increased the ratio of the Reverse-Split from 100:1 to 500:1, meaning that each 500 shares of Common Stock on the Record Date will be consolidated into 1 share of Common Stock following the Reverse-Split. Fractional shares will be rounded up to the nearest whole share.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(i)(a)	Amended and Restated Articles of Incorporation of Med Ex Direct, Inc.

3(i)(b)	Certificate of Designation to the Articles of Incorporation of Med Ex Direct, Inc. in Respect of Series B Preferred Stock

3(ii)	Amended and Restated Bylaws of Med Ex Direct, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Med Ex Direct, Inc.

Date: December 23, 2011	By:	/s/ Juan Carlos Ley
Juan Carlos Ley Chief Executive Officer